UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

IKENA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ikena Oncology, Inc. 645 Summer Street, Suite 101
Boston, Massachusetts 02210
(Address of principal executive offices, including zip code)

(857) 273-8343

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IKNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2025, Ikena Oncology, Inc. (the “Company”) entered into an amendment to its employment agreement with Jotin Marango, M.D., Ph.D., effective as of July 15, 2025 (the “Employment Agreement Amendment”).

The Employment Agreement Amendment provides for certain additional benefits to Dr. Marango in the event that his employment is terminated by the Company without “cause” or he resigns for any reason during the “change in control period”. The change in control period commenced on March 18, 2025, the date of the initial filing of the Company’s Form S-4 registration statement relating to the Company’s contemplated merger with Inmagene Biopharmaceutics (the “Contemplated Merger”), which was previously announced by the Company on December 23, 2024, and ends on the 12-month anniversary of the effective time of the Contemplated Merger.

Under such circumstances, pursuant to the Employment Agreement Amendment, all time-based stock options and other stock-based awards subject to time-based vesting held by Dr. Marango (the “Time-Based Equity Awards”) will accelerate and become fully exercisable and nonforfeitable as of the later of the date of his termination or the change in control of the Company (the “Accelerated Vesting Date”). The termination or forfeiture of the unvested portion of such Time-Based Equity Awards will also be delayed until the Accelerated Vesting Date if such awards don’t otherwise vest pursuant to a separation agreement and release between the Company and Dr. Marango.

The foregoing description of the Employment Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement Amendment, a copy of which will be filed with the Form 10-Q for the quarter ended June 30, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ikena Oncology, Inc.

Date: July 16, 2025	By:	/s/ Mark Manfredi
Mark Manfredi, Ph.D.
President and Chief Executive Officer